Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: December 2, 2003
(Date of earliest event reported)

MACK-CALI REALTY CORPORATION
(Exact name of Registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

1-13274 (Commission File No.)	22-3305147 (I.R.S. Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey 07016
(Address of Principal Executive Offices) (Zip Code)

(908) 272-8000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

        On December 2, 2003, Mack-Cali Realty Corporation (the “Registrant”) issued an aggregate of 39,710 shares of restricted common stock to its five executive officers (Mitchell E. Hersh, Timothy M. Jones, Barry Lefkowitz, Roger W. Thomas and Michael Grossman) pursuant to the Registrant’s 2000 Employee Stock Option Plan originally effective as of September 11, 2000, and amended as of May 14, 2002, and entered into certain other agreements in connection therewith.

        In connection with the foregoing, the Registrant hereby files the following documents:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	Restricted Share Award Agreement effective as of December 2, 2003 by and between Mack-Cali Realty Corporation and Mitchell E. Hersh.
10.2	Tax Gross Up Agreement effective as of December 2, 2003 by and between Mack-Cali Realty Corporation and Mitchell E. Hersh.
10.3	Restricted Share Award Agreement effective as of December 2, 2003 by and between Mack-Cali Realty Corporation and Timothy M. Jones.
10.4	Tax Gross Up Agreement effective as of December 2, 2003 by and between
Mack-Cali Realty Corporation and Timothy M. Jones.
10.5	Restricted Share Award Agreement effective as of December 2, 2003 by and between Mack-Cali Realty Corporation and Barry Lefkowitz.
10.6	Tax Gross Up Agreement effective as of December 2, 2003 by and between Mack-Cali Realty Corporation and Barry Lefkowitz.
10.7	Restricted Share Award Agreement effective as of December 2, 2003 by and between Mack-Cali Realty Corporation and Roger W. Thomas.
10.8	Tax Gross Up Agreement effective as of December 2, 2003 by and between Mack-Cali Realty Corporation and Roger W. Thomas.
10.9	Restricted Share Award Agreement effective as of December 2, 2003 by and between Mack-Cali Realty Corporation and Michael Grossman.
10.10	Tax Gross Up Agreement effective as of December 2, 2003 by and between Mack-Cali Realty Corporation and Michael Grossman.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2003	MACK-CALI REALTY CORPORATION By: /s/ ROGER W. THOMAS —————————————— Roger W. Thomas Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Restricted Share Award Agreement effective as of December 2, 2003 by and between Mack-Cali Realty Corporation and Mitchell E. Hersh.
10.2	Tax Gross Up Agreement effective as of December 2, 2003 by and between Mack-Cali Realty Corporation and Mitchell E. Hersh.
10.3	Restricted Share Award Agreement effective as of December 2, 2003 by and between Mack-Cali Realty Corporation and Timothy M. Jones.
10.4	Tax Gross Up Agreement effective as of December 2, 2003 by and between
Mack-Cali Realty Corporation and Timothy M. Jones.
10.5	Restricted Share Award Agreement effective as of December 2, 2003 by and between Mack-Cali Realty Corporation and Barry Lefkowitz.
10.6	Tax Gross Up Agreement effective as of December 2, 2003 by and between Mack-Cali Realty Corporation and Barry Lefkowitz.
10.7	Restricted Share Award Agreement effective as of December 2, 2003 by and between Mack-Cali Realty Corporation and Roger W. Thomas.
10.8	Tax Gross Up Agreement effective as of December 2, 2003 by and between Mack-Cali Realty Corporation and Roger W. Thomas.
10.9	Restricted Share Award Agreement effective as of December 2, 2003 by and between Mack-Cali Realty Corporation and Michael Grossman.
10.10	Tax Gross Up Agreement effective as of December 2, 2003 by and between Mack-Cali Realty Corporation and Michael Grossman.